Thomas L. Rose
                                           Vice President
                                           National Utilities

   FLEET (Logo)
                                             Fleet Bank
                                             Mail Stop:  MA OF 0320
                                             One Federal Street
                                             Boston, MA 02110

                                 November 28, 1998
   The Energy Network, Inc.
   P.O. Box 1500
   Hartford, Connecticut 06114-1500
   Attn:  Mr. Andrew Johnson, Treasurer

        Re:  $10,000,000 364-Day Revolving Credit Line

   Dear Andrew:

        This letter is written in connection with that certain 364-Day Revolving Credit Agreement between The Energy Network, Inc. (the "Borrower") and Fleet National Bank (the "Lender") dated as of October 1, 1997 (as amended the "Credit Agreement") and that certain 364-Day Revolving Credit Note given by the Borrower to the order of Lender dated October 1, 1997 in the original principal amount of up to $10,000,000 (as amended the "Note"). Capitalized terms used herein which are not otherwise specifically defined herein shall have the same meaning as in the Credit Agreement.

        The Lender and the Borrower have agreed to again extend the maturity date of the loan evidenced by the Note to September 28, 1999. The Lender and the Borrower, by its execution of this letter where indicated below, hereby agree that (i) the definition of "Maturity Date", as defined in the Credit Agreement and in the Note, is hereby amended such that "Maturity Date" shall hereafter mean September 28, 1999 and (ii) TEN Gas Services, Inc. shall hereafter be included as a "Guarantor" under the Credit Agreement. By their execution of this letter where indicated below, each of the undersigned Guarantors hereby consents to the modifications set forth above. Except as specifically modified hereby, the terms of the Credit Agreement, the Note and the remaining Loan Documents shall not be affected by this letter agreement and each shall remain in full force and effect.

        If you have any questions, please feel free to contact me.

                                           Very truly yours,
                                           FLEET NATIONAL BANK

                                           By:  S/ Thomas L. Rose
                                           -------------------------------
                                                Thomas L. Rose
                                                Vice President

   Acknowledged and agreed to this 8 day of December, 1998.

   THE ENERGY NETWORK, INC.

   By:  S/ Andrew H. Johnson
   -------------------------------
   Name:  Andrew H. Johnson